UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

MJ Harvest, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-56250 (Commission File Number)	82-3400471 (IRS Employer I.D. No.)

9205 W. Russell Road, Suite 240

Las Vegas, Nevada 89139

Phone: (954) 519-3115

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

MJ Harvest, Inc. (“MJHI”) entered into an Agreement of Merger and Plan of Reorganization dated August 8, 2022 (the “Merger Agreement”) with Cannabis Sativa, Inc. (“CBDS”), to be effective on the first business day following approval of the Merger by the shareholders of MJHI and CBDS. The Merger Agreement provides for the merger of MJHI with and into CBDS, with CBDS as the surviving entity (the “Merger”). The following listing summarizes relevant terms of the Merger Agreement.

·	The name of the surviving company in the Merger will be Cannabis Sativa, Inc.
·	Following the effective date of the Merger, the corporate existence of MJHI will cease.
·	Each share of MJHI common stock outstanding on the effective date of the Merger will be converted into 2.7 shares of CBDS Common Stock.
·	On the effective date of the Merger, the surviving Company will have an aggregate total of 167,369,863 common shares outstanding and no shares of preferred stock outstanding.
·	Following the Merger, the shareholders of MJHI will hold approximately 72% of the total outstanding shares of common stock of the surviving company, and the shareholders of CBDS will hold approximately 28% of the total outstanding common shares of the surviving company.
·	The Merger is subject to majority approval of the shareholders of both MJHI and CBDS.
·	The shareholder meeting to approve the merger is intended to take place at 9205 W. Russell Road, Las Vegas, NV 89148. The date and time of the meeting will depend on the timing for effectiveness of an S-4 Registration Statement to be filed with the United States Securities & Exchange Commission (the “SEC”) to register the shares of CBDS common stock to be issued to the shareholders of MJHI in the Merger and to provide the shareholders of MJHI and CBDS with information about the special meeting of shareholders. Upon effectiveness of the S-4 Registration Statement, the companies will deliver the proxy statement/prospectus to the shareholders. The Prospectus will include the date and time for the respective shareholder meetings.
·	The shareholders of MJHI and CBDS will have rights to dissent from the Merger, and, if the notice of dissent is properly given, the dissenting shareholders may be paid fair value for such dissented shares.
·	The Board of Directors of the surviving company following the Merger is intended to consist of Patrick Bilton, Brad Herr, Randy Lanier, Clinton Pyatt, and David Tobias.
·	The Executive Officers of the Company following the Merger are intended to include Patrick Biltion - Chief Executive Officer, Clinton Pyatt - Chief Operating Officer, and Brad Herr - Chief Financial Officer.
·	The Merger Agreement includes representations and warranties, covenants, and conditions for MJHI and CBDS as are customary for transactions of this nature.
·	No brokerage fees are payable in connection with the Merger.
·	The Merger Agreement may be terminated (i) by mutual consent of the parties; (ii) by either party deciding not to pursue the Merger, subject to payment of $50,000 for such termination; (iii) by MJHI without penalty if due diligence uncovers facts about CBDS’s business or financial condition different that represented prior to execution of the Merger Agreement; or (iv) in the event MJHI’s Board does not approve the Merger.
·	If the shareholders of either or both companies fail to approve the merger by a majority of the shares outstanding on the record date for the shareholders meeting, the company or companies may continue the shareholders meeting in order to allow more time to solicit proxies for approval of the Merger.
·	If majority shareholder approval of the merger is not obtained, the Merger will not occur, and the Merger Agreement will be terminated.
·	All costs and expenses in connection with the Merger transactions will be borne by CBDS, except that MJHI will be responsible for expenses of its own legal counsel and auditing costs.

Item 7.01. Regulation FD Disclosure

On August 11, 2022, MJHI and CBDS issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Section 7.01, including the exhibits incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements and information. Although the forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. No assurances are, or can be given, that the parties will close the Merger Agreement, or that if such Merger occurs, the merged business would be successful. Certain conditions to any closing of the potential Merger would likely be outside of our control. MJHI assumes no obligation to update any forward-looking statement to reflect any event or circumstance that may arise after the date of this report.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger transactions, MJHI plans to file the S-4 Registration Statement with the SEC, which will include the proxy statement for the anticipated meetings of shareholders of MJHI and CBDS. MJHI also plans to file other documents and relevant materials with the SEC regarding the proposed Merger transactions. After the S-4 Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of MJHI and CBDS. SECURITY HOLDERS OF CBDS AND MJHI ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about CBDS and MJHI once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

MJHI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MJHI in connection with the proposed Merger transactions. CBDS and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of MJHI’s executive officers and directors in the solicitation by reading MJHI’s the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed Merger transactions when they become available. Information concerning the interests of MJHI’s participants in the solicitation, which may, in some cases, be different from those of MJHI’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the proposed Merger transactions when it becomes available.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number Description

99.1 Press Release dated August 11, 2022

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ Harvest, Inc

/s/ Patrick Bilton	August 11, 2022
Patrick Bilton	Date
Chief Executive Officer